UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 17, 2012

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 17, 2012, the Board of Directors of Cameron International Corporation (the “Company” or “Cameron”) amended the Company’s Bylaws to adopt changes to Article II, Section 2 “Annual Meetings.” The Section was revised to delete the reference to “plurality vote” to conform to the amendments approved on February 18, 2010 adopting a “majority vote” standard for non-contested elections of directors. No other changes were made to the Bylaws. The full text of the Bylaws is filed as Exhibit 3.1 to this report and incorporated herein by reference. The amendment to the Bylaws is effective as of April 17, 2012.

Item 8.01	Other Events.

On April 11, 2012, a complaint was filed against Cameron and its Board of Directors in the Court of Chancery of the State of Delaware (the “Complaint”). The Complaint alleges, among other things, that the proposals with respect to amendments to the Company’s certificate of incorporation on declassification of the board of directors and exclusive forum, as well as the proposal to restate the Company’s certificate of incorporation, described in the Company’s 2012 Proxy Statement for its Annual Meeting of Stockholders (the “Proxy Statement”), filed with the Securities and Exchange Commission (“SEC”) on March 28, 2012, contain certain errors and fail to provide all information material to the Company’s stockholders’ vote. The foregoing description of the Complaint is qualified in its entirety by reference to the Complaint, which is filed as Exhibit 99.1 to this report and incorporated herein by reference.

On April 17, 2012, the Company’s Board of Directors determined that the proposals with respect to the amendment and restatement of the Company’s certificate of incorporation could be refined to clarify their purpose and intended application.  As such, concurrently herewith, the Company plans to file a supplement to the Proxy Statement (the “Supplement”) as definitive additional materials under cover of Schedule 14A.  The Supplement updates the disclosure in the Proxy Statement with respect to Proposals 4, 5 and 6, and should be read in conjunction with the Proxy Statement, which in all respects other than the updates in the Supplement remains as described therein.  Stockholders of record will be mailed a copy of the Supplement.  Stockholders who hold their shares in “street-name,” that is other than directly in their own names, but rather in the name of a bank, broker of other holder of record, will receive a copy of the Supplement directly from their bank, broker, or other holder of record.  The Supplement will also be made available as described in the Company’s Notice of Internet Availability of Proxy Materials (the “Notice”), mailed to stockholders on or about March 28, 2012, and will be made available on the Company’s website, www.c-a-m.com, as well as on the SEC’s website, www.sec.gov.

Additional Information and Where to Find It

Cameron stockholders are urged to read the Proxy Statement, the Supplement and any additional amendments or supplements thereto as well as any other relevant documents that Cameron will file with the SEC when they become available because they contain important information. Cameron stockholders may obtain the Proxy Statement, the Supplement and any additional amendments or supplements thereto, without charge, as described in the Notice and at the SEC’s website (https://www.sec.gov) as well as at Cameron’s website (http://www.c-a-m.com). Stockholders may also obtain printed copies of these documents without charge by writing: Cameron, 1333 West Loop South, Suite 1700, Houston, Texas 77027, Attn: Corporate Secretary, by telephoning: Cameron, 713-513-3322, or by following the instructions on the Notice for requesting a hard copy of the proxy materials.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

    The following is being furnished as an exhibit to this report:

Exhibit Number	Exhibit Title or Description
Exhibit 3.1	Bylaws of Cameron International Corporation, as amended on April 17, 2012.
Exhibit 99.1	Kenneth Everhard, Plaintiff, v. Cameron International Corporation, et al, Defendants, filed in the Court of Chancery of the State of Delaware.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
William C. Lemmer
Senior Vice President and General Counsel

Date:     April 18, 2012